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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 24, 2003


                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      0-25045                34-1877137
          --------                      -------                ----------
(State or other jurisdiction of       (Commission            (IRS Employer
 incorporation or organization)       File Number)        Identification Number)


601 Main Street, Wellsville, Ohio         42968              (330) 532-1517
---------------------------------         -----              --------------
     (Address of principal              (Zip Code)      (Registrant's Telephone
       executive offices)                                       Number)






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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On December 23, 2003, the registrant issued a press release announcing that:
     1) its Board of Directors, at their meeting on December 18, 2003, declared a cash dividend of 9 cents per share on its common stock to be paid on January 19, 2004 to shareholders of record on January 8, 2004;
     2) on December 12, 2003, Central Federal Corporation issued $5.0 million in trust preferred securities through Central Federal Capital Trust I, a wholly owned subsidiary of Central Federal Corporation, and;
     3) on November 17, 2003, Central Federal Bank opened its Columbus office, located at 4249 Easton Way, Suite 125, Columbus, Ohio 43219.

A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

     99 Press release issued on December 23, 2003





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Central Federal Corporation

Date: December 24, 2003                   By:  /s/ Therese Ann Liutkus
                                               ---------------------------------
                                               Therese Ann Liutkus, CPA
                                               Chief Financial Officer